STOCK OPTION AGREEMENT


         This STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 15th day of July 1999, by and between JWGenesis Financial Corp., a Florida corporation (the "Company"), and John Elway (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Employment Agreement dated as of July 15, 1999, by and between the Company and the Optionee (the "Employment Agreement") the Company expects (and desires to motivate) Optionee to provide valuable services to the Company that will enhance the value of the Company for its Stockholders; and

         WHEREAS, in consideration of such services, the Company has approved the grant of an option to purchase shares of the Company's common stock, $.001 par value ("Common Stock"), to the Optionee, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and undertakings contained herein, and other good and valuable consideration, the parties hereto hereby agree as follows:

         1. GRANT OF OPTION. Subject to the terms and conditions of the Employment Agreement and this Agreement, the Company hereby grants to the Optionee the right and option (the "Option") to purchase four hundred and fifty thousand (450,000) shares of Common Stock (the "Shares"), exercisable in accordance with the provisions of paragraph 2 hereof. The term of this Option is five (5) years from the date first above written.

         2.       OPTION PRICE; EXERCISE OF OPTION.

                  (a) OPTION PRICE. The purchase price of each Share subject to this Option shall be $13.40, subject to adjustment as provided in paragraph 4.

                  (b) VESTING. This Option is fully vested as to all Shares as of the date of grant.

                  (c) MANNER OF EXERCISE. This Option may be exercised by delivering written notice of exercise to the Secretary of the Company, in person, or by registered mail, postage prepaid, addressed to the attention of the Secretary of the Company at the location at which the


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         Company then maintains its principal office, and if so mailed, the date of mailing will be considered the date of exercise. Such notice shall be in substantially the form attached hereto as Appendix A and shall be accompanied by payment in full of the total purchase price for the Shares being purchased. The Company, in the event of exercise by an authorized person other than the Optionee, may require proof of the right of such person to exercise this Option.

                  (d) PERSON WHO MAY EXERCISE OPTION. During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee and his permitted assigns, or if the Optionee is disabled, by his duly appointed guardian or legal representative on the Optionee's behalf. Upon the death of the Optionee, this Option may be exercised by the Optionee's legal representative or by a person who receives the right to exercise this Option under the Optionee's will or by the applicable laws of descent and distribution.

                  3. TRANSFERABILITY. This Agreement, the Option and all rights hereunder shall not be transferable or assignable by the Optionee or by any other person entitled hereunder to exercise any such rights without the express prior written consent of the Company. The Company may condition any such consent upon receipt of satisfactory evidence of compliance with any applicable securities laws and may require any transferee to enter into a new option agreement substantially in the form of this Agreement to reflect the outstanding portion of the Option to be held by such transferee.

         4.       ADJUSTMENT OF SHARES.

                  (a) Provision for Conversion in Case of Merger, etc. In the event of an exchange of the then outstanding Common Stock in connection with a merger, consolidation, or other reorganization of the Company, or a sale by the Company of all or a portion of its assets, for cash or for a different number or class of stock or other securities of the Company or for shares of the stock or other securities of any other company, then the number and class of stock or other securities that shall be subject to this Option and the purchase price that must be paid thereafter upon exercise of this Option shall be appropriately adjusted by the Board of Directors of the Company in its good faith discretion to reflect such event.

                  (b) Adjustment for Change in Capital Stock. In the event the Company subdivides its outstanding shares of Common Stock into a greater number of shares or combines its outstanding shares of Common Stock into a smaller number of shares, then the number of Shares that shall be subject to this Option and the purchase price that must be paid thereafter upon exercise of this Option shall be appropriately adjusted by the Board of Directors of the Company in its good faith discretion to reflect such event.

         5. INVESTMENT REPRESENTATIONS AND AGREEMENTS. The Optionee hereby represents, warrants and agrees that, if the Shares or other securities then to be issued upon any exercise of this Option are not covered by an effective registration statement (and current prospectus included therein) under the Securities Act of 1933, as amended (the "Act"), then:

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                  (a) the Shares or other  securities  that  shall be  purchased under this Option at such time will be purchased for his own account for investment purposes only and not with a view to resale or distribution thereof;

                  (b) the offer of Shares or other securities under this Option at such time may be made pursuant to a claim of exemption from the registration provisions of the Act and any applicable state securities laws; and

                  (c) the Shares or other securities subject to this Option may be required to be held indefinitely, unless such securities are subsequently registered for resale or an exemption from such registration is then available.

The Optionee understands and agrees that no offering statement, prospectus or other securities law disclosure document containing information with respect to the Company or this Option has been or is to be prepared in connection with the grant of the Option evidenced by this Agreement, and the Optionee has made his own inquiry and analysis with respect to the Company and this Option. The Optionee further understands and agrees that, except as set forth below in Paragraph 6, the Company is under no obligation to register any Shares or other securities issued upon exercise of this Option, or to comply with any such exemption or to supply the Optionee with any information necessary to enable him to make any resale of such Shares or other securities under Rule 144 or any other rule or regulation of the Securities and Exchange Commission.

                  In regard to the foregoing, the Optionee understands and agrees that any certificate(s) or other instruments evidencing any Shares or other securities that may be purchased pursuant to the exercise of this Option, which have not been registered under the Act and applicable state securities law, may bear an appropriate restrictive legend in a form determined in the sole discretion of the Company.

         6.       REGISTRATION RIGHTS.

                  6.1 REGISTRATION. (a) The Company shall within 90 days of the date first written above, prepare and file with the Commission a registration statement on an appropriate form of the Commission covering the resale of all of the Option Shares (as defined below) (the "Registration Statement"), and cause such Registration Statement relating to Option Shares to become effective as soon as practicable after such filing, and keep the Registration Statement effective at all times until such date as is the earlier of (i) the date on which all of the Option Shares have been sold, (ii) the date on which all of the Option Shares (in the reasonable opinion of counsel to the Company) may be sold to the public without registration and without restriction as to the number of Option Shares to be sold, whether pursuant to Rule 144 or otherwise, and (iii) until the Options with respect to the Shares have expired (the "Registration


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

Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

                  (b) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Option Shares in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

                  (c) The Company shall use reasonable efforts to (i) register and qualify the Option Shares covered by the Registration Statement under securities laws of such jurisdictions in the United States as Optionee who holds (or has the right to hold) the Option Shares being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all actions reasonably necessary or advisable to qualify the Option Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.1(d), or file a general consent to service of process in any such jurisdiction.

                  (d) As soon as practicable after becoming aware of such event, the Company shall notify (by telephone and also by facsimile and reputable overnight courier) the Optionee of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Upon such notification, the Optionee agree to cease all sales of Option Shares pursuant to such Registration Statement until the Company (using its reasonable best efforts) shall prepare and file a supplement or amendment to the Registration Statement to correct such untrue statement or omission.

                  (e) If, at the time the Company is required to maintain the effectiveness of a Registration Statement for purposes of satisfying its obligation under this Section 6, the Company shall be engaged in a transaction with respect to which disclosure would be required in such registration statement, but for which financial or other information necessary for such required disclosure is not then available to the Company, or with respect to which the Company's Board of Directors shall have determined that disclosure at such time could have an adverse effect on the Company or its business or prospects, then the

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

         Company  shall  be  entitled  to  delay  filing  or   maintaining   the
         effectiveness the Registration Statement for up to 90 days.

                  6.2 "PIGGYBACK RIGHTS". Subject to paragraph 6.3 hereof, if the Company shall prepare and file one or more registration statements under the Act with respect to a public offering of equity securities of the Company, or of any equity securities of the Company held by its security holders, the Company will include in any such registration statement such information as is required, and such number of the Shares previously issued and then outstanding, pursuant to the exercise of this Option (the "Option Shares") held by the Optionee or other person authorized to act for the Optionee pursuant to paragraph 2(d) hereof as may be requested, to permit a public offering of the Option Shares so requested; provided, however, that the subject registration statement shall be on a form on which Option Shares may be registered for resale by the holder thereof; and further provided that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of the Option Shares requested to be registered, when added to the securities being registered by the Company or the selling security holder(s), would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering all or any portion of the Option Shares requested to be so registered, but only if no securities are included in such registration statement other than securities being sold for the account of the Company or by persons pursuant to the exercise of "demand" registration rights or of "piggyback" registration rights granted prior to the date of this Agreement (which shall be deemed to be senior to those of the Optionee), and then only on a pro rata basis with respect to all securities not being sold by the Company or by persons exercising such "demand" or senior "piggyback" registration rights. The Company shall bear all fees and expenses incurred by it in connection with the preparation and filing of such registration statement. In the event of such a proposed registration, the Company shall furnish the Optionee with not less than twenty (20) days' written notice prior to the proposed or expected effectiveness date of such registration statement. Such notice shall continue to be given by the Company to the Optionee with respect to subsequent registration statements filed by the Company, until such time as all of the Option Shares have been registered or may be sold by the Optionee without registration under the Act or applicable state securities laws and regulations, and without limitation as to volume, pursuant to Rule 144 of the Act or any succeeding provision. The Optionee shall exercise the rights provided for in this paragraph
6.2 by giving written notice to the Company, within ten (10) days of receipt of the Company's notice provided for herein.

                  6.3      CERTAIN PROCEDURES AND REQUIREMENTS OF OPTIONEE.

                           (a) INFORMATION TO BE FURNISHED BY THE OPTIONEE. In connection with the registration of the Option Shares, and as a condition to the Company's obligations under paragraph 6, the Optionee will furnish to the Company in writing such information with respect to the Optionee and his proposed


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

                  disposition as shall be reasonably necessary in order to assure compliance with the Act and with other federal and applicable state securities laws. Without limiting the generality of the foregoing, in connection with an underwritten public offering, the Optionee agrees to enter into, as required, a written agreement with the managing underwriter in such form and containing such provisions as is customary in the securities business for such an arrangement, and to complete and execute all questionnaires, powers of attorney, indemnities, and other documents or instruments reasonably required under such terms of the underwriting arrangements.

                           (b) EXPENSES OF THE OPTIONEE. All underwriting discounts and selling commissions applicable to the sale of any Option Shares, as well as fees and expenses of any counsel, accountant, or other advisor to the Optionee, shall be borne by the Optionee.

                           (c) CERTAIN RESTRICTIONS. Notwithstanding anything to
                  the contrary contained in this paragraph 6, if there is a firm commitment underwritten offering of securities for the Company pursuant to a registration covering the Option Shares, and if the Optionee does not elect to sell his Option Shares to the underwriters of the Company's securities in connection with such offering, then the Optionee (if requested by the managing underwriter) shall agree to refrain from selling any of his Option Shares that are otherwise registered pursuant to this paragraph 6 during the period in which the underwriting syndicate, as such, participates in the after-market. The Optionee shall, however, be entitled to sell such securities, in any event, commencing on the 120th day after the effective date of such registration statement, if then lawful to do so under applicable securities laws and rules of the Securities and Exchange Commission.

                           (d) INDEMNIFICATION BY OPTIONEE. In connection with a
                  registration of the Option Shares under the Act pursuant to this paragraph 6, the Company and the Optionee shall enter into customary indemnification agreements with regard to losses, claims, damages or liabilities arising therefrom. In addition, if such registration relates to an underwritten offering, such indemnification agreements shall include the underwriters thereof as a party thereto.

                  6.4 SURVIVAL. The rights and obligations set forth in this paragraph 6 shall survive the exercise of this Option, but shall expire and terminate as of the date that the Optionee may sell all of his Option Shares pursuant to Rule 144(k) under the Act or a succeeding provision thereto.

         7. OTHER POSSIBLE LEGAL RESTRICTIONS. If, in the opinion of legal counsel for the Company, the issuance or sale of any Shares or other securities pursuant to the exercise of this Option would not be lawful for any reason, including without limitation the inability of the Company to obtain approval or other clearance from any governmental authority or regulatory body deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any Shares or other securities pursuant to the exercise of this Option unless and until the Company receives evidence satisfactory to such counsel that such issuance and sale would no longer be unlawful.

         8. NO RIGHTS AS SHAREHOLDER. Neither the Optionee nor any other person authorized to purchase Shares upon exercise of this Option shall have any interest in or rights as a shareholder of the Company with respect to any Shares which are subject to this Option until such Shares have been issued to the Optionee or such person pursuant to the exercise of this Option.

         9. WITHHOLDING TAXES. As a condition of exercise of this Option, the Company may, in its good faith discretion, withhold or require the Optionee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of this Option.

         10. HEIRS AND  SUCCESSORS.  This Agreement and all terms and conditions
hereof  shall  be  binding  upon  the  parties  hereto,   and  their  respective
successors, heirs, legatees and legal representatives.

         11. ENTIRE  AGREEMENT;  AMENDMENT;  GOVERNING LAW;  SEVERABILITY.  This
Agreement contains the entire agreement between the parties relating to the matters provided herein, and no representations, promises or agreements, oral or otherwise, not expressly contained herein shall be binding on any party with respect to the subject matter hereof. This Agreement may not be modified or amended except by an instrument in writing signed by each party hereto or its respective successor in interest. This Agreement is executed and delivered in, and shall be enforced, construed and governed in accordance with the laws of, the State of Florida. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         12. NOTICES. All notices, consents, requests, and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) on the date delivered in person, (b) on the date indicated on the return receipt if mailed postage prepaid, by certified or registered U.S. Mail, with return receipt requested, (c) on the date transmitted by facsimile, if sent on a business day by 5:00 P.M., Eastern Time, and confirmation of receipt


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

thereof is reflected or obtained, or (d) if sent by Federal Express or other nationally recognized overnight courier service or overnight express U.S. Mail in time for and specifying next day or next business day delivery, with service charges or postage prepaid, then on the next business day after delivery to the courier service or U.S. Mail. In each case (except for personal delivery) such notices, requests, demands, and other communications shall be sent to the party at its address or facsimile number as follows, or as otherwise designated by one party to the other by notice in accordance herewith:

                  If to the COMPANY, to:

                           JWGenesis Financial Corp.
                           980 North Federal
                           Suite 300
                           Boca Raton, Florida  33432
                           Attention:  Joel E. Marks
                           Telecopier:  561.338.2827

                  If to the OPTIONEE, to the address on the signature page.

         IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date and year first above written.

                                   COMPANY:

                           JWGENESIS FINANCIAL CORP.



                           By: /s/ Joel E. Marks
                               Joel E. Marks
                               Vice Chairman and Chief Operating Officer



                       [SIGNATURES CONTINUE ON NEXT PAGE.]

                                  OPTIONEE:



                                 ____________________________________
                                 John Elway

                                  Address____________________________
                                         ____________________________
                                         ____________________________
                                  Telecopier:________________________

                                   APPENDIX A


                               EXERCISE OF OPTION

                  The undersigned Optionee under that certain Stock Option Agreement dated July 15, 1999 (the "Agreement"), hereby exercises the Option evidenced thereby for the following number of shares of common stock, $.001 par value, of JWGenesis Financial Corp., and agrees to be subject to and bound by the terms and conditions of the Agreement:

                  Number of shares being purchased:  _________

                  Purchase price submitted herewith:  $ _____________




                                 _______________________________
                                          (Signature)



                                 _______________________________
                                            (Date)